SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2003, the Registrant announced its financial results for its third quarter ended September 30, 2003. The Registrant will hold a conference call to discuss its third quarter financial results and its outlook for the future on October 31, 2003 at 7:30 A.M. Central Time/8:30 A.M. Eastern Time.

A copy of the Registrant’s press release regarding its third quarter financial results is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ ROB-ROY J. GRAHAM
Rob-Roy J. Graham Chief Financial Officer

Date: October 30, 2003

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Registrant’s press release issued on October 30, 2003, announcing its third quarter ended September 30, 2003 financial results.	4